UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2005

Date of Report (Date of earliest event reported)

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive
Irvine, California 92612
(Address of principal executive offices) (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

Item 1.01. Entry into a Material Definitive Agreement.

We have previously, and may in the future, grant nonqualified stock options and restricted stock awards to our executive officers under our 1989 Incentive Compensation Plan, as amended (the “Plan”), substantially in accordance with the terms of the Certificate of Stock Option Grant attached hereto as Exhibit 10.1, the Nonqualified Stock Option Grant Terms and Conditions attached hereto as Exhibit 10.2, the Certificate of Restricted Stock Award attached hereto as Exhibit 10.3 and the Restricted Stock Grant Terms and Conditions attached hereto as Exhibit 10.4.

Terms of Nonqualified Stock Option Grants

The Certificate of Stock Option Grant and the Nonqualified Stock Option Grant Terms and Conditions (the “Option Terms and Conditions”) evidence the grant by us of a nonqualified option to purchase shares of our common stock (the “Option”) to an eligible participant under the Plan. The number of shares of our common stock subject to the Option, the exercise price of the Option, the date on which the Option vests and becomes exercisable and the date on which the Option expires are each established by the Organization and Compensation Committee of our Board of Directors (the “Committee”) and set forth in the Certificate of Stock Option Grant. An Option recipient has no right to exercise the Option until and to the extent such Option shares have vested as provided in the Certificate of Stock Option Grant. The Option Terms and Conditions provide that upon a change of control of our company, the Option will immediately become fully vested and exercisable. Pursuant to the Option Terms and Conditions, and subject to such discretion of the Committee as may be exercised from time to time under the Plan, the Option will also:

•	expire upon the earlier of the expiration date set forth in the Certificate of Stock Option Grant or three months following the termination of the recipient’s employment by us for any reason other than for cause, death, total disability, normal retirement or job elimination;

•	expire upon termination of the recipient’s employment by us for cause;

•	become fully vested and exercisable upon termination of the recipient’s employment by us as a result of death or total disability and will expire 12 months thereafter, regardless of the date upon which the Option would otherwise expire;

•	expire upon the earlier of the expiration date set forth in the Certificate of Stock Option Grant or three years following the termination of the recipient’s employment by us as a result of normal retirement; and

•	become fully vested and exercisable upon termination of the recipient’s employment by us as a result of job elimination and will expire upon the earlier of the expiration date set forth in the Certificate of Stock Option Grant or three months following such termination.

Following termination of the recipient’s employment by us as a result of normal retirement or for any reason other than for cause, death, total disability or job elimination, the Option will be exercisable by the recipient (or the recipient’s successor in interest in the event of the recipient’s death after his or her employment terminates) only to the extent that shares subject to the Option had become exercisable on or prior to the date of such termination and had not expired and become unexercisable on or prior to such date.

We will not issue or deliver shares of our common stock upon exercise of the Option unless and until there has been compliance with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any market or securities exchange on which shares of our common stock are then listed and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery.

Neither the recipient nor the recipient’s estate or transferees by will or the laws of descent and distribution will be, or have any rights or privileges of, a stockholder of our company with respect to any shares of our common stock issuable upon exercise of the Option unless and until certificates representing such shares shall have been issued and delivered.

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Terms of Restricted Stock Grants

The Certificate of Restricted Stock Award and the Restricted Stock Grant Terms and Conditions (the “Restricted Stock Terms and Conditions”) evidence the grant by us of shares of our restricted common stock (the “Restricted Stock”) to an eligible participant under the Plan. The number of shares of Restricted Stock subject to the grant and the dates on which the shares of Restricted Stock vest are each established by the Committee from time to time and set forth in the Certificate of Restricted Stock Award.

The Restricted Stock Terms and Conditions provide that upon a change of control of our company, the Restricted Stock will immediately become fully vested. The Restricted Stock Terms and Conditions provide that shares of the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered until they have become vested, and any additional requirements or restrictions contained in the Certificate of Restricted Stock Award or in the Plan have been satisfied, terminated or expressly waived by us in writing.

If the recipient’s employment by us terminates for any reason other than death, total disability or job elimination, then the recipient will generally forfeit all shares of the Restricted Stock subject to the award that are, at the date of such termination, still subject to the vesting restrictions.

If the recipient’s employment by us terminates by reason of the recipient’s death or total disability, all of the restrictions imposed upon the Restricted Stock will lapse and be removed (and the Restricted Stock will become fully vested) as of the recipient’s last date of employment.

If the recipient’s employment by us terminates by reason of a job elimination, the restrictions will lapse and be removed with respect to the Restricted Stock in an amount equal to the number of shares of Restricted Stock subject to the grant multiplied by a fraction, the numerator of which is the number of full calendar months from the grant date as specified in the Certificate of Restricted Stock Award until the recipient’s last day of employment and the denominator of which is the number of months during which the restrictions would have been in effect pursuant to the original grant. The recipient will generally forfeit all other shares of Restricted Stock subject to the award that are, at the date of such termination, still subject to the vesting restrictions.

During the period prior to the lapse and removal of the vesting and other restrictions placed on the Restricted Stock, the recipient will have all of the rights of a stockholder of our company with respect to all of the Restricted Stock not previously returned to us pursuant to the terms of the grant, including the right to vote such Restricted Stock and the right to receive all dividends or other distributions with respect to such Restricted Stock.

Item 9.01. Exhibits.

     (c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Certificate of Stock Option Grant
10.2	Form of Nonqualified Stock Option Grant Terms and Conditions
10.3	Form of Certificate of Restricted Stock Award
10.4	Form of Restricted Stock Grant Terms and Conditions

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: January 14, 2005	By:	/s/ Douglas S. Ingram

	Name:	Douglas S. Ingram
	Title:	Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Certificate of Stock Option Grant
10.2	Form of Nonqualified Stock Option Grant Terms and Conditions
10.3	Form of Certificate of Restricted Stock Award
10.4	Form of Restricted Stock Grant Terms and Conditions

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